UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 15, 2009
G-III APPAREL GROUP, LTD.
(Exact name of registrant as specified in its charter)

Delaware	0-18183	41-1590959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

512 Seventh Avenue New York, New York		10018
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 403-0500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On December 16, 2009, G-III Apparel Group, Ltd. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with Piper Jaffray & Co., as representative of the several underwriters named in Schedule I thereto (the “Underwriters”), for the sale by the Company to the public (the “Offering”) of 1,700,000 shares of the Company’s common stock, par value $0.01 per share at a price to the public of $19.50 per share, less an underwriting discount of $1.17 per share. The Offering is expected to close on or about December 21, 2009. The Company has granted the Underwriters a 30-day option to purchase an additional 255,000 shares of common stock to cover over-allotments, if any.
     The Offering is being made pursuant to a prospectus supplement dated December 16, 2009 and an accompanying base prospectus dated November 2, 2009, pursuant to the Company’s existing effective shelf registration statement on Form S-3 (File No. 333-162675), which was filed with the Securities and Exchange Commission (the “Commission”) on October 26, 2009 and declared effective by the Commission on November 2, 2009.
     The Purchase Agreement is filed as Exhibit 1.1 to this Current report on Form 8-K, and the description of the Purchase Agreement is qualified in its entirety by reference to such exhibit. The Purchase Agreement is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.
     A copy of the opinion of Fulbright & Jaworski L.L.P. relating to the legality of the issuance and sale of the shares in the Offering is attached as Exhibit 5.1 to this Current Report and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.
     The Company’s press release announcing the Offering is attached hereto as Exhibit 99.1.
     The Company’s press release announcing the pricing of the Offering is attached hereto as Exhibit 99.2.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

1.1	Purchase Agreement dated December 16, 2009 by and between G-III Apparel Group, Ltd. and Piper Jaffray & Co., as representative of the several underwriters named in Schedule I thereto.

5.1	Opinion of Fulbright & Jaworski L.L.P.

99.1	Press Release dated December 15, 2009.

99.2	Press Release dated December 16, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2009	G-III APPAREL GROUP, LTD.
	By:	/s/ Neal S. Nackman
		Name:	Neal S. Nackman
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

1.1	Purchase Agreement dated December 16, 2009 by and between G-III Apparel Group, Ltd. and Piper Jaffray & Co., as representative of the several underwriters named in Schedule I thereto.

5.1	Opinion of Fulbright & Jaworski L.L.P.

99.1	Press Release dated December 15, 2009.

99.1	Press Release dated December 16, 2009.